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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Report
        (Date of earliest event reported)              Commission File Number
                 July 8, 2003                                  000-27941
                (July 2, 2003)



                                 IMERGENT, INC.
             (Exact name of Registrant as specified in its charter)



                Delaware                                     87-0591719
     (State or other jurisdiction of                        (IRS Employer
     incorporation or organization)                       Identification No.)



                           754 East Technology Avenue
                                Orem, Utah 84097
              (Address of principal executive offices and zip code)


                                 (801) 227-0004
                         (Registrant's telephone number)



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Item 5.   Other Events

         On July 2, 2003, Imergent, Inc. announced the resignation of John J. Poelman as a director and its Chief Executive Officer and the appointments of Donald Danks as Chief Executive Officer and Brandon Lewis as President and Chief Operating Officer. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         On July 8, 2003, Imergent, Inc. announced the appointment of Thomas Scheiner to its board of directors. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits

          (c)

            99.1 Press release dated July 2, 2003 announcing resignation of John J. Poelman.

            99.2 Press release dated July 8, 2003 announcing the appointment of Thomas Scheiner.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 8, 2003                        IMERGENT, INC.

                                           By:    /s/  FRANK C. HEYMAN
                                                  ==============================

                                           Name:  Frank C. Heyman
                                           Title:    Chief Financial Officer



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